UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 20, 2020

____________________________

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

227 W. Valley Blvd. #208A, San Gabriel, CA		91776
(Address of principal executive offices)		(Zip Code)

(626) 589-2468

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfying the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: None

☐       Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

The Company issued convertible notes, some of which are convertible at 15₵ per Share and some are convertible at 10₵ per Share. The following list shows the note holders who have converted their notes to common stock.

.15 Conversion Clients	Conversion Date
Mei Marker	10/18/2019
Chao Wei - Tan	10/18/2019
Xiao Ning Xu	10/18/2019
Mary Manruo Shen	10/18/2019
Amy Yunyun Zhan	10/18/2019
Xiao Hui Cui & Hao Xu	10/18/2019
Rui Gong	10/18/2019
Weizhi Ding	10/18/2019
Jun Wang	10/18/2019
Yu Qi Zhang- Fredericks	11/11/2019
Ting Li	11/12/2019
Qui Hua Wang	11/06/2019

.10 Conversion Clients
May Lin Smith	03/03/2020
Jintao Zou	03/03/2020
Chuck Chen	03/16/2020
Suiling Linda Wong	04/06/2020
Ping Tang	03/31/2020
Kan Zhang	03/03/2020

Forward-Looking Statements

Certain statements herein and in the exhibits attached hereto, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events, and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including risks related to the terms of and potential transactions contemplated by the Company’s proposed plan of reorganization, the anticipated mailing date of solicitation materials to the Company’s securities holders, the ability of the Company to obtain requisite support for the reorganization from various stakeholders, the ability of the proposed plan of reorganization to satisfy all the requirements necessary for confirmation by the Bankruptcy Court, the ability of the Company to successfully execute the transactions contemplated by the reorganization plan without substantial disruption to the Company’s business, the high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated, the actions and decisions of the Company’s creditors and other third parties who have interests in the reorganization that may be inconsistent with the Company’s operational and strategic plans, the ability of the Company to continue as a going concern, and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships and to retain key executives. Forward-looking statements are also subject to various risks and uncertainties related to the Company’s business, such as its ability to anticipate and timely respond to changes in trends and consumer preferences, the strength of the global economy, competitive market conditions, its ability to attract and retain key personnel, its ability to successfully develop, launch and grow its newer concepts and execute on strategic initiatives, product offerings, sales channels and businesses, its ability to implement its growth strategy, material disruption to its information systems, compromises to its data security, its ability to maintain the value of its brands and protect its trademarks, its ability to implement its business strategy, changes in demographic patterns, adverse or unseasonable weather or other interruptions in its operations, trade restrictions or disruptions, the impact of potential global health emergencies such as COVID-19 (coronavirus) pandemic, including potential negative impacts on the global economy, product demand, foreign sourcing and operations generally and other factors which are set forth in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the May 31, 2019 fiscal year and in all filings with the Commission made subsequent to the filing of the Form 10-K through today’s date and any information that is otherwise provided to investors. Because of the factors described above and the inherent uncertainty of predicting future events, the Company cautions you against relying on forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 20, 2020

ChineseInvestors.com, Inc.

By: /s/ Wei Wang

Name: Wei Wang

Title: Chief Executive Officer

 By: /s/ King Fai Leung____________________

Name: King Fai Leung

Title: Chief Financial Officer

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